                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004
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                               Clarus Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                       000-24277                58-1972600
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

 One Landmark Square, 22nd Floor Stamford CT                   06901
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 203-428-2000
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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On October 1, 2004, the Company announced that the Nasdaq Listing Qualifications
Panel (the "Panel") notified the Company on October 1, 2004, that the Company's securities would be delisted from the Nasdaq National Market effective with the open of business on Tuesday, October 5, 2004. The notice follows the Company's announcement on September 30, 2004, that it had terminated its previously announced negotiations to acquire a significant operating company. As a result of the termination of such negotiations, the Company was unable to fulfill previously disclosed conditions imposed by the Panel for the Company's securities to remain listed on the Nasdaq National Market set forth in the
Panel's letter of September 20, 2004. The September 20th letter stated that, pursuant to the Company's request, the Panel had decided to permit the Company's common stock to remain listed on the Nasdaq National Market through September
30, 2004, provided that, among other requirements, on or before September 30,
2004, the Company submitted to Nasdaq a copy of a definitive agreement for the acquisition of an operating entity and on or before November 10, 2004, consummated the acquisition. Prior to receipt of the September 20th letter, and as previously disclosed, the Panel had determined that the Company was a "public shell" and due to policy concerns raised under Nasdaq Marketplace Rules 4300 and
4300(a)(3), the Company's securities would be delisted on September 8, 2004, unless on or before September 8, 2004, the Company submitted to Nasdaq a copy of a definitive agreement for the acquisition of an operating entity and on or before September 15, 2004, consummated the acquisition. The Company considered those earlier deadlines impractical and formally requested their extension which was granted by the Panel in its September 20th letter. Because the Company was unable to comply with the Panel's requirements, the Company's securities will be delisted from the Nasdaq National Market effective with the open of business on
Tuesday, October 5, 2004. Additional information concerning this matter is set forth in the Company's October 1, 2004 and September 30, 2004 press releases, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this
Form 8-K and which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are included pursuant to Item 601 of
Regulation S-K:

         Exhibit 99.1 Press Release dated October 1, 2004.

         Exhibit 99.2 Press Release dated September 30, 2004.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CLARUS CORPORATION

Date: October 4, 2004                 By: /s/ Nigel P. Ekern
                                          -----------------------------
                                          Nigel P. Ekern
                                          Chief Administrative Officer

                                  EXHIBIT INDEX

 Number                                Exhibit
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 Exhibit 99.1                          Press Release dated October 1, 2004

 Exhibit 99.2                          Press Release dated September 30, 2004